FOR IMMEDIATE RELEASE

NEWS RELEASE

PeopleSupport Reports Accounting Adjustments For Third Quarter 2004

Recognition of Management Incentive Plan Obligations Will Be Shifted from Q3 to Q4

Previously Reported Pro Forma Results Not Affected

     LOS ANGELES, CA (January 11, 2005) – PeopleSupport, Inc. (Nasdaq: PSPT), an offshore business process outsourcing (BPO) provider that offers customer management and accounts receivable management services for U.S.-based clients from its facilities in the Philippines, today reported that it is restating its financial statements for the quarter ended September 30, 2004 to exclude a charge related to payment obligations of $4.8 million under its management incentive plan in connection with the company’s initial public offering and to make other adjustments related to obligations under the plan. The charge will instead be reflected in the fourth quarter of 2004 and reported when the company reports its 2004 year-end results. As a result of the adjustments, restated net income calculated in accordance with GAAP for the third quarter of 2004 was $1.9 million, or $0.14 per diluted share, as compared with a previously reported net loss of $2.7 million, or $(1.28) per diluted share. The accounting adjustments have no impact on the pro forma financial results reported for the third quarter of 2004, which already excluded the incentive payments. The adjustments will not affect 2004 revenues, net income (loss) or cash flows because the charge will be shifted from the third to the fourth quarter.

     As a result of its IPO, the company became obligated to make $4.8 million in payments under its management incentive plan to senior management and other employees. The IPO priced on September 30, 2004 and closed on October 6, 2004, with the payments being made shortly thereafter. In preparing the company’s financial statements for the quarter ended September 30, 2004, the $4.8 million paid under the incentive plan was recorded on September 30 because by September 30 the registration statement for the offering had been declared effective by the SEC, the offering had priced and the management payments were highly probable. The decision to record the charge in the third quarter was made after consultation with, and the concurrence of, the company’s independent accountants. Subsequently, upon further analysis, the company concluded that the event triggering the payment obligations was the closing of, and the receipt of funds from, the offering, and the charge should have been recorded at that time.

     This press release contains a summary of the restatement showing the revised September 30, 2004 financial data as compared with amounts previously reported. The restated balance sheet and statements of operations and cash flows for the third quarter of 2004 and the pro forma results for the third quarter are also attached to this press release. The company will amend its quarterly report on form 10-Q for the third quarter of 2004 to reflect the changes. The decision to restate the company’s financial statements was made on January 6, 2005 by the Audit Committee of the company’s Board of Directors in consultation with management and with the concurrence of the company’s independent accountants, BDO Seidman, LLP.

FOR IMMEDIATE RELEASE

PeopleSupport Press & Investor Contact:

Peter Hargittay
Marketing and Communications
T: 310.824.6182

F: 310.824.6299
phargittay@peoplesupport.com
www.peoplesupport.com

Forward Looking Statement

     Certain statements in this press release, including without limitation, those related to anticipated earnings for the year ending on December 31, 2004, forecasts of future earnings and earnings per share, anticipated revenue for the year ending December 31, 2004, expectations regarding expenses, industry and company trends, and market opportunities are forward looking. The company generally identifies forward-looking statements by using such terms as “may”, “will,” “could,” “should,” “potential,” “continue,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or similar phrases or the negatives of such terms. The company bases these statements on management’s beliefs as well as assumptions using information currently available. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: the company’s dependence on a limited number of clients; negative public reaction to offshore outsourcing and the effect of recently proposed legislation; unanticipated technological changes and requirements, including changes that reduce the demand for the company’s services; competitive conditions in the markets the company serves; the company’s ability to manage growth; the risks associated with operations in the Philippines; changes in government regulations; and other risks identified from time-to-time in the company’s SEC filings. These forward-looking statements represent estimates and assumptions only as of the date they are made. The company undertakes no obligation to update or revise these forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. You should, however, review the factors and risks described in reports and registration statements that the company files from time to time with the SEC.

Use of Non-GAAP Measures

     The company uses certain financial measures of performance derived from consolidated financial information that are not prepared in accordance with generally accepted accounting principles, or GAAP, and are considered “non-GAAP financial measures” under SEC rules. These non-GAAP measures include net income and net income per share before significant items that management considers outside the ordinary course of business, which consist of certain non-cash stock-based compensation charges relating to options granted prior to the IPO. The company uses this information to supplement its consolidated financial statements presented in accordance with GAAP. In management’s opinion, the adjustments described above are significant in the period and not indicative of ongoing operating performance principally because after the IPO the company does not plan to grant any options with an exercise price that is less than fair market value. Management internally evaluates operating performance, in part, for historical and planning purposes by excluding these charges.

     Management believes these non-GAAP measures provide investors a useful comparison of period-to-period trends in our core business. Management also uses these measures, and believes it is useful to investors, for evaluating our growth relative to that of the company’s publicly reporting competitors. You should not construe the presentation of non-GAAP measures as an indication that the company’s future results will be unaffected by charges management considers to be outside the ordinary course of our business. Additionally, non-GAAP measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analyzing our results as reported under GAAP. For example, net income and net income per share before the above-described material charges that management considers outside the ordinary course of business do not reflect the impact of payments under the company’s management incentive plan. Management compensates for these limitations by relying primarily on our GAAP results and using these non-GAAP measures only as a supplemental measure. The accompanying tables include more information on GAAP financial measures that are most directly comparable to the non-GAAP measures we use and the reconciliations between these financial measures.

## END ##

PEOPLESUPPORT, INC. AND SUBSIDIARIES
RESTATEMENT SUMMARY

In thousands)
(Unaudited)

	September 30,	September 30,
	2004	2004
	(As reported)	(As restated)
Balance Sheet Data
Current assets:
Prepaid expenses and other current assets	$1,040	$926
Deferred compensation costs	845	—
Total assets	33,167	32,208
Current liabilities:
Accrued liabilities	4,522	4,532
Management incentive plan obligation	4,786	—
Total current liabilities	13,924	9,148
Management incentive plan obligation	845	—
Total liabilities	15,039	9,418
Accumulated deficit	(60,968)	(56,306)
Total stockholders’ equity (deficit)	$(56,139)	$(51,477)

	Three months ended
	September 30, 2004
	(As reported)	(As restated)
Statement of Operations Data
Management incentive plan	$4,786	$—
Income (loss) from operations	(2,811)	1,975
Provision (benefit) for income taxes	(56)	68
Net income (loss)	(2,730)	1,932
Basic earnings (loss) per share	$(1.28)	$0.90
Diluted earnings (loss) per share	$(1.28)	$0.14

	Nine months ended
	September 30, 2004
	(As reported)	(As restated)
Statement of Operations Data
Management incentive plan	$4,786	$—
Income (loss) from operations	393	5,179
Provision (benefit) for income taxes	47	171
Net income (loss)	399	5,061
Basic earnings (loss) per share	$0.17	$2.17
Diluted earnings (loss) per share	$0.03	$0.37

PEOPLESUPPORT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
	(As restated)		(As restated)
Revenues	$11,936	$7,720	$31,932	$21,449
Cost of revenues (exclusive of depreciation shown below)	6,606	3,064	17,155	9,123
Selling, general and administrative	2,306	1,520	6,727	4,531
Depreciation and amortization	1,049	684	2,893	2,456
Restructuring charges	—	366	(22)	366

Income from operations	1,975	2,086	5,179	4,973

Interest expense	—	—	—	2
Interest income	(24)	(20)	(57)	(54)
Other expense (income)	(1)	5	4	(6)

Income before provision for income taxes	2,000	2,101	5,232	5,031
Provision for income taxes	68	59	171	140

Net income	1,932	2,042	5,061	4,891
Foreign currency translation adjustment	(5)	(2)	1	—

Comprehensive income	$1,927	$2,040	$5,062	$4,891

Basic earnings per share	$0.90	$0.81	$2.17	$1.93
Diluted earnings per share	$0.14	$0.16	$0.37	$0.40
Basic weighted average shares outstanding	2,136	2,533	2,330	2,533
Diluted weighted average shares outstanding	13,564	12,464	13,854	12,281

PEOPLESUPPORT, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited)

	September 30,	December 31,
	2004	2003
	(As restated)
ASSETS
Current assets:
Cash and cash equivalents	$10,979	$12,151
Restricted short-term cash equivalent	512	101
Accounts receivable, net of allowance for doubtful accounts of $582 (unaudited) and $553	7,020	2,476
Investment in receivable portfolios	127	622
Prepaid expenses and other current assets	926	1,217

Total current assets	19,564	16,567
Property and equipment, net	8,616	4,829
Restricted long-term cash equivalent	—	550
Deferred offering costs	3,000	—
Other long term assets	1,028	589
Total assets	$32,208	$22,535

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$2,733	$1,031
Accrued liabilities	4,532	2,478
Deferred revenue	1,883	1,235
Reserve for restructuring	—	25

Total current liabilities	9,148	4,769

Deferred rent	270	267

Total liabilities	9,418	5,036

Commitments and contingencies
Redeemable convertible preferred stock, $.003 par value; authorized 11,227 shares:
Convertible Series A preferred stock -— $.003 par value; designated 712 shares; 712 shares issued and outstanding at September 30, 2004 and December 31, 2003, liquidation preference over common stockholders of $1,302	1,286	1,286
Convertible Series B preferred stock -— $.003 par value; designated 3,848 shares; 3,311 shares issued and outstanding at September 30, 2004 and 2,239 at December 31, 2003, liquidation preference over common stockholders of $6,134	6,255	6,098
Convertible Series C preferred stock -— $.003 par value; designated 3,289 shares; 3,289 shares issued and outstanding at September 30, 2004 and December 31, 2003, liquidation preference over common stockholders of $17,571	17,515	17,515
Convertible Series D preferred stock -— $.003 par value; designated 3,378 shares; 3,149 shares issued and outstanding at September 30, 2004 and December 31, 2003, liquidation preference over common stockholders of $49,268	49,211	49,211
Stockholders’ equity (deficit)
Common stock, $.003 par value; authorized 16,975 shares; 2,134 and 2,536 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	6	7
Additional paid-in capital	6,691	6,399
Accumulated deficit	(56,306)	(61,367)
Accumulated other comprehensive income	225	224
Deferred stock compensation	(2,093)	(1,874)

Total stockholders’ equity (deficit)	(51,477)	(56,611)

Total liabilities, preferred stock and stockholders’ equity (deficit)	$32,208	$22,535

PEOPLESUPPORT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)
(Unaudited)

	Nine months ended
	September 30,
	2004	2003
	(As restated)
OPERATING ACTIVITIES:
Net income	$5,061	$4,891
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,893	2,456
Provision for doubtful accounts	29	291
Stock-based compensation	1,367	14
Non-cash restructuring charges	—	283
Reduction of excess accrual for restructuring	(22)	—
Changes in operating assets and liabilities:
Accounts receivable	(4,574)	(415)
Prepaid expenses and other assets	281	(136)
Other long term assets	(444)	(129)
Accounts payable and accrued liabilities	1,993	969
Deferred revenue	648	207
Cash payments on restructuring reserve	(3)	(327)

Net cash provided by operating activities	7,229	8,104
INVESTING ACTIVITIES:
Purchases of receivable portfolios	—	(346)
Collections applied to principal of receivable portfolios	495	16
Purchase of property and equipment	(6,671)	(1,608)
Restricted cash equivalent	139	351

Net cash used in investing activities	(6,037)	(1,587)
FINANCING ACTIVITIES:
Payments of capital lease obligation	—	(59)
Repayments of note payable	—	(166)
Repurchase of common stock	(1,350)	—
Proceeds from the exercise of warrants to purchase redeemable preferred stock	157	—
Deferred offering costs	(1,227)	—
Proceeds from the exercise of stock options	55	—

Net cash used in financing activities	(2,365)	(225)
Effect of exchange rate changes on cash	1	3

Net increase (decrease) in cash and cash equivalents	(1,172)	6,295
Cash and cash equivalents, beginning of year	12,151	5,179

Cash and cash equivalents, end of period	$10,979	$11,474

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid for the period	$—	$2
Taxes paid for the period	392	15

PEOPLESUPPORT, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)
(Unaudited)

	Nine Months Ended			Nine Months Ended
	September 30, 2004			September 30, 2003
		Adjustment			Adjustment
		relating to			relating to
		non-cash stock based			non-cash stock based
	As Restated	compensation	Pro Forma	As Reported	compensation	Pro Forma
Revenues	$31,932		$31,932	$21,449		$21,449
Cost of revenues (exclusive of depreciation shown below)	17,155	$(444)	16,711	9,123	$(7)	9,116
Selling, general and administrative	6,727	(923)	5,804	4,531	(7)	4,524
Depreciation and amortization	2,893		2,893	2,456		2,456
Restructuring charges	(22)		(22)	366		366

Income from operations	5,179		6,546	4,973		4,987

Interest expense	—		—	2		2
Interest income	(57)		(57)	(54)		(54)
Other expense (income)	4		4	(6)		(6)

Income before provision for income taxes	5,232		6,599	5,031		5,045
Provision for income taxes	171		171	140		140

Net income	$5,061		$6,428	$4,891		$4,905

Basic earnings per share	$2.17		$2.76	$1.93		$1.94
Diluted earnings per share	$0.37		$0.46	$0.40		$0.40
Basic weighted average shares outstanding	2,330		2,330	2,533		2,533
Diluted weighted average shares outstanding	13,854		13,854	12,281		12,281

PEOPLESUPPORT, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2004			September 30, 2003
		Adjustment			Adjustment
		relating to			relating to
		non-cash			non-cash
		stock based			stock based
	As restated	compensation	Pro Forma	As Reported	compensation	Pro Forma
Revenues	$11,936		$11,936	$7,720		$7,720
Cost of revenues (exclusive of depreciation shown below)	6,606	$(145)	6,461	3,064	$(6)	3,058
Selling, general and administrative	2,306	(312)	1,994	1,520	(6)	1,514
Depreciation and amortization	1,049		1,049	684		684
Restructuring charges	—		—	366		366

Income from operations	1,975		2,432	2,086		2,098

Interest expense	—		—	—		—
Interest income	(24)		(24)	(20)		(20)
Other expense (income)	(1)		(1)	5		5

Income before provision for income taxes	2,000		2,457	2,101		2,113
Provision for income taxes	68		68	59		59

Net income	$1,932		$2,389	$2,042		$2,054

Basic earnings per share	$0.90		$1.12	$0.81		$0.81
Diluted earnings per share	$0.14		$0.18	$0.16		$0.16
Basic weighted average shares outstanding	2,136		2,136	2,533		2,533
Diluted weighted average shares outstanding	13,564		13,564	12,464		12,464

PEOPLESUPPORT, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Three Months Ended
	June 30, 2004			June 30, 2003
		Adjustment			Adjustment
		relating to			relating to
		non-cash			non-cash
		stock based			stock based
	As Reported	compensation	Pro Forma	As Reported	compensation	Pro Forma
Revenues	$10,445		$10,445	$7,320		$7,320
Cost of revenues (exclusive of depreciation shown below)	5,922	$(153)	5,769	3,105	$(1)	3,104
Selling, general and administrative	2,174	(316)	1,858	1,619	(1)	1,618
Depreciation and amortization	1,048		1,048	857		857
Restructuring charges	(22)		(22)	—		—

Income from operations	1,323		1,792	1,739		1,741

Interest expense	—		—	—		—
Interest income	(19)		(19)	(18)		(18)
Other expense (income)	—		—	(11)		(11)

Income before provision for income taxes	1,342		1,811	1,768		1,770
Provision for income taxes	52		52	49		49

Net income	$1,290		$1,759	$1,719		$1,721

Basic earnings per share	$0.57		$0.77	$0.68		$0.68
Diluted earnings per share	$0.09		$0.13	$0.14		$0.14
Basic weighted average shares outstanding	2,278		2,278	2,533		2,533
Diluted weighted average shares outstanding	13,819		13,819	12,339		12,339

PEOPLESUPPORT, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2004			March 31, 2003
		Adjustment			Adjustment
		relating to			relating to
		non-cash			non-cash
		stock based			stock based
	As Reported	compensation	Pro Forma	As Reported	compensation	Pro Forma
Revenues	$9,551		$9,551	$6,409		$6,409
Cost of revenues (exclusive of depreciation shown below)	4,627	$(146)	4,481	2,954		2,954
Selling, general and administrative	2,247	(295)	1,952	1,392		1,392
Depreciation and amortization	796		796	915		915
Restructuring charges	—		—	—		—

Income from operations	1,881		2,322	1,148		1,148

Interest expense	—		—	2		2
Interest income	(14)		(14)	(16)		(16)
Other expense (income)	5		5	—

Income before provision for income taxes	1,890		2,331	1,162		1,162
Provision for income taxes	51		51	32		32

Net income	$1,839		$2,280	$1,130		$1,130

Basic earnings per share	$0.71		$1.12	$0.45		$0.45
Diluted earnings per share	$0.13		$0.18	$0.09		$0.09
Basic weighted average shares outstanding	2,575		2,575	2,533		2,533
Diluted weighted average shares outstanding	14,180		14,180	12,040		12,040